Virtus Seix AAA Private Credit CLO ETF,

a series of Virtus ETF Trust II

Supplement dated March 3, 2025, to the Statement of Additional Information (“SAI”) dated November 27, 2024, as supplemented

Important Notice to Investors

The disclosure in the paragraph under “MANAGEMENT SERVICES – PORTFOLIO MANAGERS – Ownership of Fund Shares” is replaced in its entirely with the following:

The following shows the amount of Fund equity securities beneficially owned by the portfolio managers as of February 28, 2025:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
George Goudelias	$50,001 - $100,000
John Wu	$50,001 - $100,000

Investors should retain this supplement with the SAI for future reference.